UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Semiannual Report

April 30, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2014

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Performance	2

Fund Profile	2

Endnotes and Additional Disclosures	3

Consolidated Financial Statements	4

Annual Meeting of Shareholders	44

Board of Trustees’ Contract Approval	45

Officers and Trustees	48

Important Notices	49

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Performance1

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	02/28/2005	1.94%	1.06%	8.45%	6.08%
Fund at Market Price	—	2.84	–6.39	9.83	4.98

% Premium/Discount to NAV[2]
					–9.10%

Distributions[3]
Total Distributions per share for the period					$0.540
Distribution Rate at NAV					6.47%
Distribution Rate at Market Price					7.11%

% Total Leverage[4]
Derivatives					26.82%
Borrowings					15.28

Fund Profile

Asset Allocation (% of total investments)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[2]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non- qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[5]	Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 172.7%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited)

Senior Floating-Rate Interests — 48.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	74	$74,267
Booz Allen Hamilton Inc.
Term Loan, 5.25%, Maturing July 31, 2019	172	172,732
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	61	62,038
Term Loan, 5.00%, Maturing November 2, 2018	135	136,848
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	425	424,291
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017	221	217,677
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	387	385,595
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	915	911,462

		$2,384,910

Automotive — 2.0%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	99	$99,652
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	621	620,129
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	432	432,780
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	895	895,397
Term Loan, 3.25%, Maturing December 31, 2018	375	372,375
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	75	74,953
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	175	175,656
Federal-Mogul Corporation
Term Loan, 4.75%, Maturing March 21, 2021	675	670,781
Gates Investments, Inc.
Term Loan, 3.75%, Maturing September 29, 2016	294	294,724
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,153,594
INA Beteiligungsgesellschaft GmbH
Term Loan, 4.25%, Maturing January 27, 2017	150	150,562
Metaldyne, LLC
Term Loan, 4.25%, Maturing December 18, 2018	341	342,203

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		149	$148,226
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		569	570,492
Visteon Corporation
Term Loan, Maturing May 27, 2021(2)		175	173,879

			$6,175,403

Beverage and Tobacco — 0.2%
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	450	$630,420

			$630,420

Brokers, Dealers and Investment Houses — 0.0%(3)
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019		75	$75,561

			$75,561

Building and Development — 0.3%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		249	$247,713
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		100	99,858
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020		174	174,256
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		372	372,258
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		99	99,300

			$993,385

Business Equipment and Services — 4.1%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		492	$494,727
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017		488	488,692
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		222	222,382
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		75	75,156
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		150	149,451

4	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Campaign Monitor Finance Pty Limited
Term Loan, 5.50%, Maturing March 18, 2021	125	$122,813
Ceridian Corp.
Term Loan, 4.40%, Maturing May 9, 2017	218	218,353
ClientLogic Corporation
Term Loan, 6.98%, Maturing January 30, 2017	165	167,260
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	95	95,627
Education Management LLC
Term Loan, 4.25%, Maturing June 1, 2016	245	203,923
Term Loan, 8.25%, Maturing March 29, 2018	367	328,356
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	470	470,961
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	269	269,279
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	336	321,180
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020	150	152,250
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	61	60,809
Term Loan, 4.00%, Maturing November 6, 2020	238	237,707
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019	321	320,789
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019	273	274,211
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	224	224,435
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020	117	117,023
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021	200	201,375
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021	550	548,121
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	444	445,879
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	200	206,909
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	399	398,817
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	98	95,672
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	221	221,931
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018	224	225,181

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018		824	$823,635
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		121	121,302
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		272	271,732
Term Loan, 4.41%, Maturing January 31, 2017		482	482,947
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017		32	32,479
Term Loan, 4.00%, Maturing March 9, 2020		1,482	1,485,023
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		190	191,389
TransUnion, LLC
Term Loan, 4.00%, Maturing March 17, 2021		725	723,074
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		1,481	1,464,261

			$12,955,111

Cable and Satellite Television — 2.2%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		148	$146,519
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		761	758,813
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		248	244,558
Term Loan, 3.00%, Maturing January 3, 2021		615	606,462
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		620	611,331
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		274	275,938
MCC Iowa LLC
Term Loan, 1.87%, Maturing January 31, 2015		366	365,346
Term Loan, 3.25%, Maturing January 29, 2021		174	171,806
UPC Financing Partnership
Term Loan, 3.98%, Maturing March 31, 2021	EUR	1,394	1,945,638
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	300	509,052
Term Loan, 3.50%, Maturing June 8, 2020		800	794,357
Ziggo N.V.
Term Loan, 3.50%, Maturing January 15, 2022	EUR	65	89,634
Term Loan, 3.50%, Maturing January 15, 2022	EUR	101	139,137
Term Loan, Maturing January 15, 2022(2)	EUR	76	104,293
Term Loan, Maturing January 15, 2022(2)	EUR	107	147,548

			$6,910,432

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.9%
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		422	$421,809
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.00%, Maturing February 1, 2020		546	545,155
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		166	167,043
Huntsman International, LLC
Term Loan, 2.69%, Maturing April 19, 2017		1,501	1,499,220
Term Loan, Maturing October 15, 2020(2)		375	374,813
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		1,326	1,315,962
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		50	50,297
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020		149	148,577
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		124	124,530
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		47	46,979
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		222	222,271
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		223	223,033
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		396	396,581
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		579	579,212
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		26	25,731

			$6,141,213

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		741	$742,469
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	175	243,390
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		199	199,139

			$1,184,998

Containers and Glass Products — 1.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 7, 2020		421	$416,956
Term Loan, 3.75%, Maturing January 6, 2021		880	875,829

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
BWAY Holding Company, Inc.
Term Loan, 4.50%, Maturing August 7, 2017	494	$496,142
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021	50	49,885
Pelican Products, Inc.
Term Loan, 5.25%, Maturing March 20, 2020	188	189,489
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018	790	791,563
Signode Industrial Group US Inc.
Term Loan, Maturing March 21, 2021(2)	250	249,414
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	404	404,529

		$3,473,807

Cosmetics / Toiletries — 0.2%
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	224	$224,472
Sun Products Corporation (The)
Term Loan, 5.52%, Maturing March 23, 2020	421	406,550

		$631,022

Drugs — 1.3%
Akorn, Inc.
Term Loan, 4.50%, Maturing August 27, 2020	125	$125,390
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	74	73,998
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	95	95,997
Catalent Pharma Solutions Inc.
Term Loan, 3.65%, Maturing September 15, 2016	396	397,182
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021	50	49,667
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	150	150,828
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing March 28, 2021	375	373,474
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	346	345,495
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019	393	392,769
Term Loan, 3.75%, Maturing December 11, 2019	394	393,719
Term Loan, 3.75%, Maturing August 5, 2020	828	828,361

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017	773	$773,388

		$4,000,268

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	395	$392,572

		$392,572

Electronics / Electrical — 3.9%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	303	$304,778
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	124	124,608
Answers Corporation
Term Loan, 6.50%, Maturing December 20, 2018	148	148,495
Term Loan - Second Lien, 11.00%, Maturing June 19, 2020	125	126,250
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	489	491,106
Avago Technologies Limited
Term Loan, Maturing December 16, 2020(2)	1,075	1,078,780
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020	125	128,281
CommScope, Inc.
Term Loan, 3.25%, Maturing January 26, 2018	199	199,454
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	149	148,596
Dealer Computer Services, Inc.
Term Loan, 2.15%, Maturing April 21, 2016	339	339,792
Dell Inc.
Term Loan, 3.75%, Maturing October 29, 2018	139	138,564
Term Loan, 4.50%, Maturing April 29, 2020	1,817	1,812,336
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	504	504,102
Entegris, Inc.
Term Loan, Maturing February 4, 2021(2)	75	74,297
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 30, 2020	148	148,713
FIDJI Luxembourg (BC4) S.A.R.L.
Term Loan, 6.25%, Maturing December 24, 2020	150	151,313
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	370	369,761

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Go Daddy Operating Company, LLC
Term Loan, 4.00%, Maturing December 17, 2018	587	$586,612
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	947	941,752
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	271	272,612
Micro Holding, L.P.
Term Loan, 6.25%, Maturing March 18, 2019	173	174,333
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	239	237,419
NXP B.V.
Term Loan, 3.75%, Maturing January 11, 2020	348	346,073
Open Text Corporation
Term Loan, 3.25%, Maturing January 16, 2021	175	174,726
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing March 20, 2021	125	125,000
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	293	294,171
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	132	131,172
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	545	544,357
Sensata Technologies Finance Company, LLC
Term Loan, 3.25%, Maturing May 12, 2019	238	238,301
Shield Finance Co. S.A.R.L.
Term Loan, 5.00%, Maturing January 27, 2021	125	125,625
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	94	95,283
SkillSoft Corporation
Term Loan, Maturing April 1, 2021(2)	250	249,688
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	120	127,531
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	231	231,665
Southwire Company
Term Loan, 3.25%, Maturing February 11, 2021	75	74,947
SS&C Technologies Holdings Europe S.A.R.L.
Term Loan, 3.25%, Maturing June 7, 2019	17	16,741
SS&C Technologies Inc.
Term Loan, 3.25%, Maturing June 7, 2019	162	161,827
SumTotal Systems LLC
Term Loan, 6.26%, Maturing November 16, 2018	233	233,070
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	99	99,495

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sybil Software LLC
Term Loan, 5.00%, Maturing March 18, 2020	175	$174,818
Wall Street Systems, Inc.
Term Loan, Maturing March 6, 2021(2)	275	275,000
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	196	197,214

		$12,418,658

Equipment Leasing — 0.2%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	500	$500,469

		$500,469

Financial Intermediaries — 2.2%
American Capital Holdings, Inc.
Term Loan, 3.50%, Maturing August 22, 2017	131	$131,469
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	121	122,572
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	683	683,571
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	99	97,824
First Data Corporation
Term Loan, 4.15%, Maturing March 23, 2018	500	500,104
Term Loan, 4.15%, Maturing September 24, 2018	375	375,117
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	224	223,315
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	149	149,884
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	152	150,352
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	199	198,996
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,594	1,583,519
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	49	49,428
Nuveen Investments, Inc.
Term Loan, 4.15%, Maturing May 15, 2017	1,250	1,251,660
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	248	248,931
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	221	211,312

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
RCS Capital Corporation
Term Loan, 6.50%, Maturing March 31, 2019	175	$177,242
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	300	301,125
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	124	123,854
Walker & Dunlop, Inc.
Term Loan, 5.50%, Maturing December 11, 2020	125	126,558
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	209	207,824

		$6,914,657

Food Products — 2.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	247	$247,415
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	784	778,260
Blue Buffalo Company, Ltd.
Term Loan, 4.00%, Maturing August 8, 2019	246	247,499
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019	174	174,664
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020	174	174,903
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	125	124,625
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018	100	99,800
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	2,010	2,014,964
High Liner Foods Incorporated
Term Loan, Maturing April 24, 2021(2)	150	149,625
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018	866	866,355
Term Loan, 3.75%, Maturing September 18, 2020	299	297,987
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	888	888,198
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020	124	123,539
Term Loan, 3.25%, Maturing April 29, 2020	693	688,050

		$6,875,884

Food Service — 1.5%
Aramark Corporation
Term Loan, 3.73%, Maturing July 26, 2016	77	$76,630
Term Loan, 3.73%, Maturing July 26, 2016	43	42,691

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(4)		26	$25,827
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		566	569,284
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		125	124,167
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	175	243,636
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		204	204,518
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		528	523,009
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		470	470,615
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		486	485,056
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		620	621,928
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		1,188	928,949
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		255	254,217

			$4,570,527

Food / Drug Retailers — 1.3%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		90	$90,431
Term Loan, 4.75%, Maturing March 21, 2019		134	134,263
Alliance Boots Holdings Limited
Term Loan, 3.76%, Maturing July 10, 2017	EUR	1,000	1,391,576
Term Loan, 3.96%, Maturing July 10, 2017	GBP	300	506,995
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		854	848,911
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020		447	446,392
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		100	102,325
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019		491	490,331

			$4,011,224

Health Care — 5.2%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		757	$757,663

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	223	$223,487
Amneal Pharmaceuticals LLC
Term Loan, 5.75%, Maturing November 1, 2019	99	100,246
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	296	293,287
Biomet Inc.
Term Loan, 3.66%, Maturing July 25, 2017	1,221	1,224,037
CHG Buyer Corporation
Term Loan, 4.25%, Maturing November 19, 2019	123	122,958
Community Health Systems, Inc.
Term Loan, 3.47%, Maturing January 25, 2017	373	373,657
Term Loan, 4.25%, Maturing January 27, 2021	1,443	1,449,060
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016	97	97,142
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	629	631,073
Term Loan, 4.00%, Maturing November 1, 2019	617	619,663
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017	333	333,631
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	402	402,089
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019	249	247,115
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021	825	821,448
HCA, Inc.
Term Loan, 2.90%, Maturing March 31, 2017	1,210	1,210,324
Term Loan, 2.98%, Maturing May 1, 2018	783	783,567
Hologic Inc.
Term Loan, 3.25%, Maturing August 1, 2019	299	297,917
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	315	315,833
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	533	534,588
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021	400	396,562
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021	250	248,437
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018	931	931,844
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021	275	273,088
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	76	75,662

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	125	$125,634
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	91	91,227
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 27, 2021	100	100,312
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	490	492,074
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	299	300,073
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	346	345,539
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	224	223,135
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	321	320,950
Regionalcare Hospital Partners, Inc.
Term Loan, Maturing April 19, 2019(2)	75	74,813
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	123	124,158
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	225	223,588
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	98	98,318
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	282	281,640
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	320	318,336
Universal Health Services, Inc.
Term Loan, 2.40%, Maturing November 15, 2016	380	382,193

		$16,266,368

Home Furnishings — 0.2%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	315	$315,908
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	291	289,434

		$605,342

Industrial Equipment — 1.2%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	149	$147,254
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	348	348,012

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020	319	$318,415
Grede LLC
Term Loan, 4.51%, Maturing May 2, 2018	298	298,763
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	522	523,512
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020	74	74,436
Paladin Brands Holding, Inc.
Term Loan, 6.76%, Maturing August 16, 2019	99	98,935
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020	846	844,252
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019	197	197,469
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	50	50,156
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	174	174,132
Terex Corporation
Term Loan, 3.50%, Maturing April 28, 2017	746	749,469
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021	75	75,445

		$3,900,250

Insurance — 1.5%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	390	$390,665
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	915	916,565
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	150	149,781
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	1,651	1,653,349
Term Loan, 4.25%, Maturing July 8, 2020	174	171,765
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	175	179,448
CNO Financial Group, Inc.
Term Loan, 3.00%, Maturing September 28, 2016	140	140,612
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	50	48,674
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	173	173,224
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	522	522,179

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	470	$468,529

		$4,814,791

Leisure Goods / Activities / Movies — 2.7%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020	530	$529,687
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	446	444,943
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	249	249,215
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	641	639,607
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	473	472,483
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	541	544,515
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	199	200,325
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	248	247,500
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	89	89,668
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	175	174,344
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	505	503,937
Nord Anglia Education Limited
Term Loan, 4.50%, Maturing March 19, 2021	150	150,656
Regal Cinemas, Inc.
Term Loan, 2.68%, Maturing August 23, 2017	1,185	1,187,833
Revolution Studios Distribution Company, LLC
Term Loan, 3.91%, Maturing December 21, 2014	196	173,343
Term Loan - Second Lien, 7.16%, Maturing June 21, 2015(4)	225	181,148
Sabre, Inc.
Term Loan, 4.25%, Maturing February 19, 2019	222	222,141
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	556	544,391
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018	602	603,624
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	357	353,965
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	224	218,265

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	74	$74,321
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	174	172,797
Zuffa LLC
Term Loan, 1.00%, Maturing February 25, 2020	568	566,039

		$8,544,747

Lodging and Casinos — 1.3%
Affinity Gaming, LLC
Term Loan, 4.25%, Maturing November 9, 2017	457	$454,578
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	98	98,200
Caesars Entertainment Operating Company
Term Loan, 5.40%, Maturing January 26, 2018	387	361,812
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020	150	150,584
Four Seasons Holdings Inc.
Term Loan, 3.50%, Maturing June 27, 2020	100	99,003
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	1,107	1,104,350
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing February 19, 2021	200	199,500
Las Vegas Sands LLC
Term Loan, 3.25%, Maturing December 20, 2020	349	347,525
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	494	491,436
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	150	149,403
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	100	99,935
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	648	647,240

		$4,203,566

Nonferrous Metals / Minerals — 1.0%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	149	$143,435
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	565	550,905
Constellium Holdco B.V.
Term Loan, 7.00%, Maturing March 25, 2020	99	100,733
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	373	374,711

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Minerals Technology Inc.
Term Loan, Maturing April 14, 2021(2)	350	$349,996
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	250	252,083
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	172	163,854
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	411	410,941
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	96	96,551
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	153,281
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	681	658,143

		$3,254,633

Oil and Gas — 1.8%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	173	$174,607
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	314	316,366
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017	484	490,467
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	183	185,994
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	325	322,111
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	199	198,586
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,453	1,452,779
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	474	480,805
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	89	89,010
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	175	175,383
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	499	494,035
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	7	6,556
Term Loan, 4.25%, Maturing December 16, 2020	17	17,580
Term Loan, 4.25%, Maturing December 16, 2020	126	126,377

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing September 25, 2019		31	$31,173
Term Loan, 4.25%, Maturing September 25, 2019		51	51,036
Term Loan, 4.25%, Maturing October 1, 2019		383	384,434
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018		303	304,931
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		321	316,750

			$5,618,980

Publishing — 1.7%
Ascend Learning, Inc.
Term Loan, 6.00%, Maturing July 31, 2019		224	$224,812
Flint Group SA
Term Loan, 5.65%, Maturing December 30, 2016	EUR	685	953,579
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		938	899,867
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		429	429,002
Term Loan, Maturing April 30, 2021(2)		275	273,625
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		1,534	1,516,420
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019		127	128,161
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020		192	192,749
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018		140	141,923
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		75	75,250
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		174	171,186
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020		199	199,332

			$5,205,906

Radio and Television — 0.9%
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020		773	$772,728
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		128	127,486
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		145	144,572

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nine Entertainment Group Pty Ltd.
Term Loan, 3.25%, Maturing February 5, 2020	149	$146,520
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017	255	252,594
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	125	124,635
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,152	1,148,145

		$2,716,680

Retailers (Except Food and Drug) — 2.1%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	341	$342,291
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	448	448,260
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020	371	367,770
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	119	118,784
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	123	123,227
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	199	199,442
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	671	676,598
J Crew Group, Inc.
Term Loan, 4.08%, Maturing March 5, 2021	525	522,900
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	332	330,795
Men’s Wearhouse, Inc. (The)
Term Loan, Maturing March 11, 2021(2)	250	249,656
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	495	495,177
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	773	772,419
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019	272	270,975
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	735	736,800
Pier 1 Imports (U.S.), Inc.
Term Loan, Maturing April 23, 2021(2)	100	99,750
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018	334	335,421
Term Loan, 4.25%, Maturing August 7, 2019	123	123,323

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	299	$298,340
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016	252	246,151

		$6,758,079

Steel — 0.6%
Essar Steel Algoma, Inc.
Term Loan, 9.25%, Maturing September 20, 2014	197	$197,831
FMG Resources (August 2006) Pty Ltd.
Term Loan, 4.25%, Maturing June 28, 2019	1,207	1,208,281
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	146	145,593
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	90	89,648
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018	75	74,968
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017	208	208,455

		$1,924,776

Surface Transport — 0.4%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018	346	$345,265
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	275	274,141
Swift Transportation Co., Inc.
Term Loan, 2.90%, Maturing December 21, 2016	332	332,499
Term Loan, 4.00%, Maturing December 21, 2017	223	223,386

		$1,175,291

Telecommunications — 1.2%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	168	$166,872
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	74	74,018
Crown Castle Operating Company
Term Loan, 3.25%, Maturing January 31, 2021	541	538,011
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,400	1,401,459
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021	350	348,323

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	242	$242,608
Term Loan, 4.00%, Maturing April 23, 2019	336	336,202
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	663	662,098
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	123	122,743

		$3,892,334

Utilities — 0.8%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	503	$503,883
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	199	193,972
Term Loan, 3.25%, Maturing January 31, 2022	74	73,112
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	195	195,073
Term Loan, 4.00%, Maturing April 2, 2018	534	534,834
Term Loan, 4.00%, Maturing October 9, 2019	172	172,819
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	183	183,165
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	96	96,490
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	99	99,374
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	93	93,280
Raven Power Finance, LLC
Term Loan, 5.25%, Maturing December 19, 2020	236	238,513
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	75	75,163

		$2,459,678

Total Senior Floating-Rate Interests (identified cost $152,533,428)		$152,581,942

Collateralized Mortgage Obligations — 17.9%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$1,530	$1,693,595
Series 2167, Class BZ, 7.00%, 6/15/29	1,218	1,377,672
Series 2182, Class ZB, 8.00%, 9/15/29	1,885	2,187,432

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 2631, (Interest Only), Class DS, 6.948%, 6/15/33(5)(6)	$3,355	$573,907
Series 2770, (Interest Only), Class SH, 6.948%, 3/15/34(5)(6)	3,714	703,218
Series 2981, (Interest Only), Class CS, 6.568%, 5/15/35(5)(6)	2,269	401,298
Series 3114, (Interest Only), Class TS, 6.498%, 9/15/30(5)(6)	5,316	902,167
Series 3339, (Interest Only), Class JI, 6.438%, 7/15/37(5)(6)	4,456	642,313
Series 3423, (Interest Only), Class SN, 5.978%, 3/15/38(5)(6)	6,763	933,463
Series 3898, Class TS, 5.00%, 4/15/41(6)	743	764,367
Series 4109, (Interest Only), Class ES, 5.998%, 12/15/41(5)(6)	5,712	412,901
Series 4163, (Interest Only), Class GS, 6.048%, 11/15/32(5)(6)	7,230	1,509,294
Series 4169, (Interest Only), Class AS, 6.098%, 2/15/33(5)(6)	4,609	868,338
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(5)	5,346	670,675
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(5)	8,248	1,009,630
Series 4203, (Interest Only), Class QS, 6.098%, 5/15/43(5)(6)	4,779	937,215
Series 4273, Class PU, 4.00%, 11/15/43	3,623	3,666,772

		$19,254,257

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$62	$69,141
Series 1991-122, Class N, 7.50%, 9/25/21	250	278,566
Series 1993-84, Class M, 7.50%, 6/25/23	1,972	2,228,649
Series 1994-42, Class K, 6.50%, 4/25/24	594	662,989
Series 1997-28, Class ZA, 7.50%, 4/20/27	677	782,102
Series 1997-38, Class N, 8.00%, 5/20/27	586	684,394
Series 2004-46, (Interest Only), Class SI, 5.848%, 5/25/34(5)(6)	3,714	598,855
Series 2005-17, (Interest Only), Class SA, 6.548%, 3/25/35(5)(6)	2,507	503,266
Series 2006-42, (Interest Only), Class PI, 6.438%, 6/25/36(5)(6)	4,910	814,114
Series 2006-44, (Interest Only), Class IS, 6.448%, 6/25/36(5)(6)	4,027	644,545
Series 2006-72, (Interest Only), Class GI, 6.428%, 8/25/36(5)(6)	7,318	1,172,023
Series 2007-50, (Interest Only), Class LS, 6.298%, 6/25/37(5)(6)	3,400	493,203
Series 2007-74, Class AC, 5.00%, 8/25/37	3,857	4,205,570
Series 2008-26, (Interest Only), Class SA, 6.048%, 4/25/38(5)(6)	5,012	799,272

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association: (continued)
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(5)	$3,698	$266,650
Series 2008-61, (Interest Only), Class S, 5.948%, 7/25/38(5)(6)	6,159	988,423
Series 2010-67, (Interest Only), Class SC, 5.648%, 6/25/40(5)(6)	2,149	291,996
Series 2010-99, (Interest Only), Class NS, 6.448%, 3/25/39(5)(6)	6,494	841,103
Series 2010-109, (Interest Only), Class PS, 6.448%, 10/25/40(5)(6)	8,336	1,474,668
Series 2010-119, (Interest Only), Class SK, 5.848%, 4/25/40(5)(6)	4,199	405,476
Series 2010-124, (Interest Only), Class SJ, 5.898%, 11/25/38(5)(6)	4,976	724,479
Series 2010-147, (Interest Only), Class KS, 5.798%, 1/25/41(5)(6)	9,675	1,316,234
Series 2010-150, (Interest Only), Class GS, 6.598%, 1/25/21(5)(6)	7,035	908,537
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(5)	14,176	938,365
Series 2011-22, (Interest Only), Class IC, 3.50%, 12/25/25(5)	9,282	1,007,766
Series 2011-49, Class NT, 6.00%, 6/25/41(6)	1,642	1,775,643
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(5)	11,600	1,114,520
Series 2012-56, (Interest Only), Class SU, 6.598%, 8/25/26(5)(6)	4,216	453,993
Series 2012-150, (Interest Only), Class PS, 5.998%, 1/25/43(5)(6)	9,268	1,773,206
Series 2012-150, (Interest Only), Class SK, 5.998%, 1/25/43(5)(6)	5,159	994,944
Series 2013-23, (Interest Only), Class CS, 6.098%, 3/25/33(5)(6)	4,604	925,606
Series 2013-54, (Interest Only), Class HS, 6.148%, 10/25/41(5)(6)	4,652	809,184
Series 2013-123, Class VS, 11.594%, 9/25/41(6)	941	984,123
Series G-33, Class PT, 7.00%, 10/25/21	539	580,793

		$32,512,398

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 6.048%, 5/20/35(5)(6)	$2,181	$405,413
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(7)	315	260,075
Series 2013-24, Class KS, 5.577%, 2/20/43(6)	1,916	1,858,509
Series 2013-124, Class LS, 11.994%, 5/20/41(6)	688	713,583
Series 2013-150, Class SC, 7.61%, 10/16/43(6)	1,214	1,235,248

		$4,472,828

Total Collateralized Mortgage Obligations (identified cost $55,681,867)		$56,239,483

Commercial Mortgage-Backed Securities — 4.7%

Security	Principal Amount (000’s omitted)	Value
COMM, Series 2013-CR9, Class D, 4.403%, 7/10/45(8)(9)	$1,065	$964,916
COMM, Series 2013-CR10, Class D, 4.957%, 8/10/46(8)(9)	770	726,790
COMM, Series 2013-CR11, Class D, 5.34%, 10/10/46(8)(9)	625	605,271
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(8)	74	73,710
ESA, Series 2013-ESH7, Class D7, 5.521%, 12/5/31(8)(9)	1,080	1,136,138
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(8)	97	97,052
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(8)	483	483,748
HILT, Series 2013-HLT, Class DFX, 4.407%, 11/5/30(9)	850	879,716
JPMBB, Series 2013-C17, Class D, 5.05%, 1/15/47(8)(9)	1,000	943,457
JPMBB, Series 2014-C19, Class D, 4.835%, 4/15/47(8)(9)	1,425	1,302,427
JPMCC, Series 2006-CB14, Class A4, 5.481%, 12/12/44(8)	469	495,650
JPMCC, Series 2013-C13, Class D, 4.191%, 1/15/46(8)(9)	875	788,020
MSBAM, Series 2014-C15, Class D, 4.899%, 4/15/47(8)(9)	800	744,080
RBSCF, Series 2010-MB1, Class C, 4.982%, 4/15/24(8)(9)	675	694,338
WBCMT, Series 2004-C12, Class A4, 5.578%, 7/15/41(8)	148	148,312
WFCM, Series 2010-C1, Class C, 5.771%, 11/15/43(8)(9)	500	557,754
WFCM, Series 2013-LC12, Class D, 4.439%, 7/15/46(8)(9)	2,000	1,807,364
WF-RBS, Series 2012-C9, Class D, 4.963%, 11/15/45(8)(9)	1,250	1,211,587
WF-RBS, Series 2014-LC14, Class D, 4.586%, 3/15/47(8)(9)	1,150	1,036,356

Total Commercial Mortgage-Backed Securities (identified cost $13,775,215)		$14,696,686

Mortgage Pass-Throughs — 26.8%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.887%, with maturity at 2035(10)	$3,533	$3,757,642
5.00%, with various maturities to 2023	3,161	3,372,660
6.00%, with various maturities to 2029	2,690	2,985,228

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
6.15%, with maturity at 2027	$1,019	$1,160,315
6.50%, with various maturities to 2032	8,797	9,910,431
7.00%, with various maturities to 2035	4,992	5,878,670
7.50%, with various maturities to 2035	2,281	2,682,967
8.00%, with various maturities to 2032	2,183	2,506,771
8.50%, with various maturities to 2031	2,710	3,269,507
9.00%, with maturity at 2031	224	258,590
9.50%, with various maturities to 2022	132	148,136
11.50%, with maturity at 2019	38	40,761

		$35,971,678

Federal National Mortgage Association:
5.00%, with various maturities to 2040	$5,304	$5,842,015
5.50%, with various maturities to 2033	3,466	3,854,743
5.53%, with maturity at 2037(10)	1,155	1,218,349
6.00%, with maturity at 2023	2,167	2,380,277
6.322%, with maturity at 2032(10)	1,507	1,671,927
6.50%, with various maturities to 2036	5,179	5,795,630
7.00%, with various maturities to 2033	7,873	9,199,000
7.50%, with various maturities to 2031	5,471	6,398,445
8.00%, with various maturities to 2029	1,430	1,701,059
8.50%, with various maturities to 2027	227	264,567
9.00%, with various maturities to 2029	612	719,166
9.50%, with maturity at 2014	2	1,764
10.00%, with various maturities to 2031	489	561,827

		$39,608,769

Government National Mortgage Association:
7.50%, with maturity at 2025	$2,503	$2,904,107
8.00%, with various maturities to 2027	3,116	3,743,264
9.00%, with various maturities to 2026	1,536	1,871,871
9.50%, with maturity at 2025	196	230,001
11.00%, with maturity at 2018	101	110,789

		$8,860,032

Total Mortgage Pass-Throughs (identified cost $79,263,295)		$84,440,479

Asset-Backed Securities — 1.4%

Security	Principal Amount (000’s omitted)	Value
CAH, Series 2014-1A, Class C, 2.10%, 5/17/31(9)(11)	$760	$762,601
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.976%, 7/17/19(9)(11)	500	485,344
IHSFR, Series 2013-SFR1, Class D, 2.40%, 12/17/30(8)(9)	1,045	1,046,408

Security	Principal Amount (000’s omitted)	Value
OMFIT, Series 2014-1A, Class A, 2.43%, 6/18/24(9)	$700	$699,986
OMFIT, Series 2014-1A, Class B, 3.24%, 6/18/24(9)	800	800,031
SRFC, Series 2014-1A, Class B, 2.42%, 3/20/30(9)	572	573,279

Total Asset-Backed Securities (identified cost $4,372,150)		$4,367,649

Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Ineos Finance PLC
7.50%, 5/1/20(9)	$150	$164,625

		$164,625

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(9)	$250	$268,125

		$268,125

Health Care — 0.1%
Community Health Systems, Inc.
5.125%, 8/15/18	$425	$447,844

		$447,844

Home Furnishings — 0.0%(3)
Libbey Glass, Inc.
6.875%, 5/15/20	$14	$14,447

		$14,447

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	$350	$303,625

		$303,625

Utilities — 0.4%
Calpine Corp.
7.50%, 2/15/21(9)	$459	$502,605
7.875%, 1/15/23(9)	539	606,375

		$1,108,980

Total Corporate Bonds & Notes (identified cost $2,185,316)		$2,307,646

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Foreign Government Bonds — 9.6%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 1.4%
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	50,000	$678,728
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	60,000	817,628
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,468,804
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	273,299
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	410,108
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	408,784
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	27,400	375,968

Total Bangladesh			$4,433,319

Costa Rica — 0.1%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$491,108

Total Costa Rica			$491,108

Dominican Republic — 0.6%
Dominican Republic Central Bank Note, 12.00%, 4/5/19(9)	DOP	11,940	$259,234
Dominican Republic International Bond, 14.50%, 2/10/23(9)	DOP	1,800	43,086
Dominican Republic International Bond, 14.50%, 2/10/23(12)	DOP	20,800	497,883
Dominican Republic International Bond, 18.50%, 2/4/28(9)	DOP	800	22,328
Dominican Republic International Bond, 18.50%, 2/4/28(12)	DOP	42,200	1,177,815

Total Dominican Republic			$2,000,346

Georgia — 0.2%
Georgia Treasury Bond, 6.10%, 3/7/15	GEL	624	$352,289
Georgia Treasury Bond, 6.80%, 7/12/14	GEL	500	284,188

Total Georgia			$636,477

Iceland — 0.3%
Republic of Iceland, 6.00%, 10/13/16	ISK	15,060	$104,123
Republic of Iceland, 6.25%, 2/5/20	ISK	19,370	130,327
Republic of Iceland, 8.75%, 2/26/19	ISK	84,924	633,189

Total Iceland			$867,639

Jordan — 0.2%
Jordan Government Bond, 7.387%, 8/30/14	JOD	400	$572,530

Total Jordan			$572,530

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.3%
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	834,140	$559,392
Lebanon Treasury Note, 8.74%, 7/31/14	LBP	375,460	251,408

Total Lebanon			$810,800

Mexico — 0.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$744,148

Total Mexico			$744,148

Philippines — 1.2%
Republic of the Philippines, 4.95%, 1/15/21	PHP	63,000	$1,472,906
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	1,961,736
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	385,424

Total Philippines			$3,820,066

Romania — 0.3%
Romania Government Bond, 5.90%, 7/26/17	RON	2,520	$834,153

Total Romania			$834,153

Serbia — 0.8%
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	8,310	$101,230
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	741,310
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	21,800	259,593
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	46,800	557,866
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	257,672
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	61,800	763,655

Total Serbia			$2,681,326

Sri Lanka — 0.4%
Sri Lanka Government Bond, 7.50%, 8/15/18	LKR	22,040	$160,723
Sri Lanka Government Bond, 8.50%, 11/1/15	LKR	52,650	409,498
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	22,040	167,344
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	64,410	471,758

Total Sri Lanka			$1,209,323

Turkey — 0.3%
Turkey Government Bond, 6.50%, 1/7/15	TRY	1,965	$916,637

Total Turkey			$916,637

Uganda — 0.3%
Uganda Government Bond, 14.125%, 12/1/16	UGX	1,019,100	$411,767
Uganda Government Bond, 14.625%, 11/1/18	UGX	1,000,900	412,644

Total Uganda			$824,411

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Uruguay — 1.1%
Monetary Regulation Bill, 0.00%, 8/29/14	UYU	3,921	$161,729
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	15,900	571,834
Monetary Regulation Bill, 0.00%, 10/8/15	UYU	11,400	402,898
Monetary Regulation Bill, 0.00%, 1/14/16	UYU	1,000	34,159
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(13)	UYU	53,275	2,171,406

Total Uruguay			$3,342,026

Vietnam — 1.9%
Vietnam Government Bond, 8.20%, 3/15/15	VND	20,000,000	$976,226
Vietnam Government Bond, 8.80%, 6/15/14	VND	79,746,100	3,797,140
Vietnam Government Bond, 9.10%, 12/15/14	VND	13,799,200	672,215
Vietnam Government Bond, 9.30%, 11/15/14	VND	13,703,000	666,028

Total Vietnam			$6,111,609

Total Foreign Government Bonds (identified cost $30,769,708)			$30,295,918

U.S. Treasury Obligations — 3.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.75%, 5/15/22(14)		$10,000	$9,501,560

Total U.S. Treasury Obligations (identified cost $9,867,644)			$9,501,560

Common Stocks — 0.8%

Security		Shares	Value
Affinity Gaming, LLC(4)(15)(16)		23,498	$246,730
Buffets Restaurants Holdings, Inc.(4)(15)(16)		10,672	60,030
Dayco Products, LLC(4)(15)		8,898	400,410
Euramax International, Inc.(4)(15)(16)		234	71,279
ION Media Networks, Inc.(4)(15)		1,357	412,392
Media General, Inc.(4)(15)(16)		84,751	1,152,529
MediaNews Group, Inc.(15)(16)		3,023	83,888

Total Common Stocks (identified cost $605,384)			$2,427,258

Short-Term Investments — 12.8%

Foreign Government Securities — 9.2%

Security		Principal Amount (000’s omitted)	Value

Kenya — 2.0%
Kenya Treasury Bill, 0.00%, 6/9/14	KES	60,000	$683,985
Kenya Treasury Bill, 0.00%, 9/22/14	KES	10,400	115,318
Kenya Treasury Bill, 0.00%, 3/2/15	KES	168,000	1,782,321
Kenya Treasury Bill, 0.00%, 4/13/15	KES	261,000	2,737,277
Kenya Treasury Bill, 0.00%, 4/27/15	KES	87,300	912,306

Total Kenya			$6,231,207

Lebanon — 2.0%
Lebanon Treasury Bill, 0.00%, 5/8/14	LBP	713,000	$472,447
Lebanon Treasury Bill, 0.00%, 5/22/14	LBP	417,900	276,446
Lebanon Treasury Bill, 0.00%, 6/5/14	LBP	353,870	233,698
Lebanon Treasury Bill, 0.00%, 6/12/14	LBP	3,729,430	2,460,871
Lebanon Treasury Bill, 0.00%, 6/19/14	LBP	1,809,650	1,193,099
Lebanon Treasury Bill, 0.00%, 7/3/14	LBP	923,800	608,037
Lebanon Treasury Bill, 0.00%, 10/9/14	LBP	1,561,500	1,013,905

Total Lebanon			$6,258,503

Mauritius — 0.5%
Mauritius Treasury Bill, 0.00%, 9/19/14	MUR	52,200	$1,722,846

Total Mauritius			$1,722,846

Philippines — 0.8%
Philippine Treasury Bill, 0.00%, 5/7/14	PHP	36,100	$809,607
Philippine Treasury Bill, 0.00%, 7/9/14	PHP	19,100	427,339
Philippine Treasury Bill, 0.00%, 10/8/14	PHP	19,640	437,261
Philippine Treasury Bill, 0.00%, 1/7/15	PHP	30,930	684,238

Total Philippines			$2,358,445

Serbia — 1.4%
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	28,380	$338,380
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	31,220	359,215
Serbia Treasury Bill, 0.00%, 1/9/15	RSD	68,210	773,335
Serbia Treasury Bill, 0.00%, 1/29/15	RSD	17,000	191,841
Serbia Treasury Bill, 0.00%, 2/26/15	RSD	36,670	411,095
Serbia Treasury Bill, 0.00%, 3/12/15	RSD	212,260	2,371,699

Total Serbia			$4,445,565

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 2.1%
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	20,250	$153,536
Sri Lanka Treasury Bill, 0.00%, 10/3/14	LKR	59,530	443,272
Sri Lanka Treasury Bill, 0.00%, 10/31/14	LKR	76,190	564,377
Sri Lanka Treasury Bill, 0.00%, 12/19/14	LKR	83,190	610,549
Sri Lanka Treasury Bill, 0.00%, 1/2/15	LKR	9,310	68,150
Sri Lanka Treasury Bill, 0.00%, 2/20/15	LKR	47,590	345,199
Sri Lanka Treasury Bill, 0.00%, 2/27/15	LKR	50,450	365,460
Sri Lanka Treasury Bill, 0.00%, 3/6/15	LKR	87,750	634,820
Sri Lanka Treasury Bill, 0.00%, 3/13/15	LKR	52,790	381,393
Sri Lanka Treasury Bill, 0.00%, 3/27/15	LKR	126,930	914,567
Sri Lanka Treasury Bill, 0.00%, 4/17/15	LKR	294,100	2,111,306

Total Sri Lanka			$6,592,629

Uganda — 0.2%
Uganda Treasury Bill, 0.00%, 2/19/15	UGX	2,026,900	$733,686

Total Uganda			$733,686

Uruguay — 0.0%(3)
Monetary Regulation Bill, 0.00%, 2/20/15	UYU	3,240	$125,388

Total Uruguay			$125,388

Zambia — 0.2%
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	810	$123,440
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	2,360	356,891

Total Zambia			$480,331

Total Foreign Government Securities (identified cost $29,062,796)			$28,948,600

U.S. Treasury Obligations — 1.2%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 7/10/14(14)		$3,750	$3,749,873

Total U.S. Treasury Obligations (identified cost $3,749,613)			$3,749,873

Other — 2.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(17)	$7,591	$7,590,604

Total Other (identified cost $7,590,604)		$7,590,604

Total Short-Term Investments (identified cost $40,403,013)		$40,289,077

Total Investments — 126.3% (identified cost $389,457,020)		$397,147,698

Currency Put Options Written — (0.0)%(3)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Goldman Sachs International	INR 115,416	INR 72.00	7/1/14	$(725)
Indian Rupee	JPMorgan Chase Bank	INR 109,944	INR 72.00	7/1/14	(690)

Total Currency Put Options Written (premiums received $62,253)					$(1,415)

Other Assets, Less Liabilities — (26.3)%					$(82,643,217)

Net Assets — 100.0%					$314,503,066

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Portfolio of Investments (Unaudited) — continued

CAH	–	Colony American Homes
COMM	–	Commercial Mortgage Pass-Through Certificates
CSFB	–	Credit Suisse First Boston Mortgage Securities Trust
ESA	–	Extended Stay America Trust
GECMC	–	General Electric Commercial Mortgage Corp.
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
HILT	–	Hilton USA Trust
IHSFR	–	Invitation Homes Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
MSBAM	–	Morgan Stanley Bank of America Merrill Lynch Trust
OMFIT	–	OneMain Financial Issuance Trust
RBSCF	–	Royal Bank of Scotland Commercial Funding
SRFC	–	Sierra Receivables Funding Co., LLC
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust

BDT	–	Bangladesh Taka
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after April 30, 2014, at which time the interest rate will be determined.

(3)	Amount is less than 0.05% or (0.05)%, as applicable.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2014.

(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2014.

(9)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2014, the aggregate value of these securities is $19,632,241 or 6.2% of the Fund’s net assets.

(10)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2014.

(11)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2014.

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2014, the aggregate value of these securities is $1,675,698 or 0.5% of the Fund’s net assets.

(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Non-income producing.

(17)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2014.

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2014
Unaffiliated investments, at value (identified cost, $381,866,416)	$389,557,094
Affiliated investment, at value (identified cost, $7,590,604)	7,590,604
Cash	2,237,750
Restricted cash*	270,000
Foreign currency, at value (identified cost, $1,227,559)	1,222,533
Interest receivable	2,455,008
Interest receivable from affiliated investment	899
Receivable for investments sold	157,122
Receivable for open forward foreign currency exchange contracts	1,415,358
Receivable for open swap contracts	791,010
Premium paid on open swap contracts	616,142
Tax reclaims receivable	23,207
Other assets	5,081
Total assets	$406,341,808

Liabilities
Notes payable	$83,000,000
Cash collateral due to brokers	270,000
Written options outstanding, at value (premiums received, $62,253)	1,415
Payable for investments purchased	5,892,490
Payable for open forward foreign currency exchange contracts	1,310,447
Payable for open swap contracts	697,393
Payable to affiliates:
Investment adviser fee	323,723
Trustees’ fees	1,898
Accrued expenses	341,376
Total liabilities	$91,838,742
Net Assets	$314,503,066

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,830,596 shares issued and outstanding	$188,306
Additional paid-in capital	336,629,250
Accumulated net realized loss	(27,413,360)
Accumulated distributions in excess of net investment income	(2,860,136)
Net unrealized appreciation	7,959,006
Net Assets	$314,503,066

Net Asset Value
($314,503,066 ÷ 18,830,596 common shares issued and outstanding)	$16.70

*	Represents restricted cash pledged for the benefit of the Fund for open derivative contracts.

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2014
Interest (net of foreign taxes, $34,814)	$10,436,676
Dividends	92,826
Interest allocated from affiliated investment	6,234
Expenses allocated from affiliated investment	(818)
Total investment income	$10,534,918

Expenses
Investment adviser fee	$1,964,770
Trustees’ fees and expenses	11,104
Custodian fee	209,477
Transfer and dividend disbursing agent fees	9,279
Legal and accounting services	74,904
Printing and postage	48,556
Interest expense and fees	541,901
Interest expense on securities sold short	787
Miscellaneous	40,925
Total expenses	$2,901,703
Deduct —
Reduction of custodian fee	$1,429
Total expense reductions	$1,429

Net expenses	$2,900,274

Net investment income	$7,634,644

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $631,772 from precious metals)	$(2,551,187)
Investment transactions allocated from affiliated investment	67
Written options	84,532
Securities sold short	7,386
Futures contracts	(215,638)
Swap contracts	(320,391)
Foreign currency and forward foreign currency exchange contract transactions	(970,014)
Net realized loss	$(3,965,245)
Change in unrealized appreciation (depreciation) —
Investments (including net increase of $454,469 from precious metals)	$1,204,388
Written options	(36,007)
Securities sold short	(4,042)
Futures contracts	12,901
Swap contracts	(84,414)
Foreign currency and forward foreign currency exchange contracts	251,102
Net change in unrealized appreciation (depreciation)	$1,343,928

Net realized and unrealized loss	$(2,621,317)

Net increase in net assets from operations	$5,013,327

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
From operations —
Net investment income	$7,634,644	$15,562,697
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,965,245)	(2,850,387)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	1,343,928	(9,201,618)
Net increase in net assets from operations	$5,013,327	$3,510,692
Distributions to shareholders —
From net investment income	$(10,173,562)*	$(13,169,455)
Tax return of capital	—	(7,228,069)
Total distributions	$(10,173,562)	$(20,397,524)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(850,311)	$—
Net decrease in net assets from capital share transactions	$(850,311)	$—

Net decrease in net assets	$(6,010,546)	$(16,886,832)

Net Assets
At beginning of period	$320,513,612	$337,400,444
At end of period	$314,503,066	$320,513,612

Accumulated distributions in excess of net investment income included in net assets
At end of period	$(2,860,136)	$(321,218)

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2014
Net increase in net assets from operations	$5,013,327
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased, including repurchases of securities sold short	(92,699,191)
Investments sold and principal repayments	100,660,994
Increase in short-term investments, net, excluding foreign government securities	(3,589,741)
Net amortization/accretion of premium (discount)	4,641,568
Decrease in restricted cash	130,000
Decrease in interest receivable	121,854
Increase in interest receivable from affiliated investment	(178)
Increase in receivable for open forward foreign currency exchange contracts	(485,983)
Decrease in receivable for open swap contracts	487,884
Decrease in premium paid on open swap contracts	155,952
Increase in tax reclaims receivable	(3,906)
Increase in other assets	(37)
Decrease in cash collateral due to brokers	(130,000)
Decrease in written options outstanding, at value	(48,444)
Decrease in payable for variation margin on open futures contracts	(82,898)
Increase in payable for open forward foreign currency exchange contracts	246,194
Decrease in payable for open swap contracts	(403,470)
Decrease in payable to affiliate for investment adviser fee	(16,395)
Decrease in payable to affiliate for Trustees’ fees	(280)
Decrease in interest payable for securities sold short	(1,417)
Decrease in accrued expenses	(169,477)
Decrease in unfunded loan commitments	(200,000)
Net change in unrealized (appreciation) depreciation from:
Investments	(1,204,388)
Securities sold short	4,042
Net realized (gain) loss from:
Investments	2,551,187
Securities sold short	(7,386)
Net cash provided by operating activities	$14,969,811

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(10,173,562)
Repurchase of common shares	(850,311)
Proceeds from notes payable	20,000,000
Repayment of notes payable	(32,000,000)
Net cash used in financing activities	$(23,023,873)

Net decrease in cash*	$(8,054,062)

Cash at beginning of period(1)	$11,514,345

Cash at end of period(1)	$3,460,283

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$565,341

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,367).

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Consolidated Financial Highlights

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,
			2013	2012	2011	2010	2009
Net asset value — Beginning of period	$16.970		$17.860	$17.800	$18.270	$17.660	$14.970

Income (Loss) From Operations
Net investment income(1)	$0.405		$0.824	$0.867	$0.822	$1.051	$1.130
Net realized and unrealized gain (loss)	(0.140)		(0.634)	0.273	(0.132)	0.639	2.670

Total income from operations	$0.265		$0.190	$1.140	$0.690	$1.690	$3.800

Less Distributions
From net investment income	$(0.540	)*	$(0.697)	$(0.732)	$(1.160)	$(1.080)	$(1.001)
Tax return of capital	—		(0.383)	(0.348)	—	—	(0.109)

Total distributions	$(0.540)		$(1.080)	$(1.080)	$(1.160)	$(1.080)	$(1.110)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.005		$—	$—	$—	$—	$—

Net asset value — End of period	$16.700		$16.970	$17.860	$17.800	$18.270	$17.660

Market value — End of period	$15.180		$15.290	$17.320	$16.350	$17.600	$15.570

Total Investment Return on Net Asset Value(2)	1.94	%(3)	1.47%	6.92%	4.35%	10.26%	28.04%

Total Investment Return on Market Value(2)	2.84	%(3)	(5.72)%	12.87%	(0.51)%	20.48%	33.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$314,503		$320,514	$337,400	$336,165	$345,073	$333,484
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.50	%(5)	1.55%	1.47%	1.38%	1.27%	1.22%
Interest and fee expense(6)	0.35	%(5)	0.47%	0.55%	0.51%	0.46%	0.41%
Total expenses(4)	1.85	%(5)	2.02%	2.02%	1.89%	1.73%	1.63%
Net investment income	4.86	%(5)	4.72%	4.87%	4.52%	5.81%	7.17%
Portfolio Turnover	22	%(3)	48%	42%	35%	21%	32%
Senior Securities:
Total notes payable outstanding (in 000’s)	$83,000		$95,000	$115,000	$98,000	$98,000	$111,000
Asset coverage per $1,000 of notes payable(7)	$4,789		$4,374	$3,934	$4,430	$4,521	$4,004

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Interest expense relates to borrowings for the purpose of financial leverage (see Note 8) and securities sold short.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at April 30, 2014 were $1,451,404 or 0.5% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Seasoned, fixed-rate 30-year mortgage-backed securities are valued either through the use of the investment adviser’s matrix pricing system or on the basis of prices furnished by a pricing service. The valuation methodologies take into account bond prices, yield differentials, anticipated prepayments and interest rates. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the

26

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,577,188 and deferred capital losses of $254,328 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($14,101,233), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and its character is short-term. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of April 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

27

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

28

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Notes to Consolidated Financial Statements (Unaudited) — continued

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security

29

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Notes to Consolidated Financial Statements (Unaudited) — continued

short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

T  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

U  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

V  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2014 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2014, the amount of distributions estimated to be a tax return of capital was approximately $3,002,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2014, the Fund’s investment leverage was 42% of its total leveraged assets. For the six months ended April 30, 2014, the Fund’s investment adviser fee amounted to $1,964,770 or 0.72% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

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Notes to Consolidated Financial Statements (Unaudited) — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$60,015,805	$69,012,115
U.S. Government and Agency Securities	19,549,978	16,826,406

	$79,565,783	$85,838,521

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2014 and the year ended October 31, 2013.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the six months ended April 30, 2014, the Fund repurchased 56,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $850,311 and an average price per share of $15.18. The weighted average discount per share to NAV on these repurchases amounted to 10.18% for the six months ended April 30, 2014.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$391,174,721

Gross unrealized appreciation	$10,521,202
Gross unrealized depreciation	(4,548,225)

Net unrealized appreciation	$5,972,977

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2014 is included in the Consolidated Portfolio of Investments.

A summary of obligations under these financial instruments at April 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/5/14	Brazilian Real 1,966,469	United States Dollar 881,825	BNP Paribas	$—	$(99)	$(99)
5/5/14	Brazilian Real 1,829,531	United States Dollar 819,866	Citibank NA	—	(643)	(643)

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/5/14	Brazilian Real 3,796,000	United States Dollar 1,697,674	Standard Chartered Bank	$—	$(4,759)	$(4,759)
5/5/14	Chilean Peso 799,383,290	United States Dollar 1,426,961	Citibank NA	10,255	—	10,255
5/5/14	Euro 615,821	Romanian Leu 2,795,100	BNP Paribas	20,011	—	20,011
5/5/14	Euro 4,015,216	Romanian Leu 17,944,000	Deutsche Bank	42,782	—	42,782
5/5/14	Romanian Leu 20,739,100	Euro 4,662,043	Bank of America	—	(19,776)	(19,776)
5/5/14	United States Dollar 879,458	Brazilian Real 1,966,469	BNP Paribas	2,465	—	2,465
5/5/14	United States Dollar 818,216	Brazilian Real 1,829,531	Citibank NA	2,293	—	2,293
5/5/14	United States Dollar 1,585,300	Brazilian Real 3,796,000	Standard Chartered Bank	117,133	—	117,133
5/5/14	United States Dollar 1,448,946	Chilean Peso 799,383,290	Bank of America	—	(32,240)	(32,240)
5/5/14	United States Dollar 360,357	Paraguayan Guarani 1,698,000,000	Citibank NA	22,558	—	22,558
5/6/14	United States Dollar 961,889	Paraguayan Guarani 4,508,371,751	Citibank NA	54,766	—	54,766
5/7/14	Euro 1,782,643	United States Dollar 2,435,233	Standard Chartered Bank	—	(37,904)	(37,904)
5/9/14	Euro 426,500	Icelandic Krona 85,300,000	Morgan Stanley & Co. International PLC	—	(21,711)	(21,711)
5/9/14	United States Dollar 3,948,049	New Turkish Lira 8,350,518	Deutsche Bank	—	(640)	(640)
5/9/14	United States Dollar 3,967,537	New Turkish Lira 8,398,482	Standard Chartered Bank	2,545	—	2,545
5/12/14	United States Dollar 1,159,526	Indian Rupee 70,045,000	Bank of America	751	—	751
5/12/14	United States Dollar 1,061,697	Indian Rupee 64,130,000	Citibank NA	600	—	600
5/12/14	United States Dollar 2,411,324	Mexican Peso 31,868,060	Citibank NA	23,177	—	23,177
5/12/14	United States Dollar 697,762	Paraguayan Guarani 3,149,000,000	Citibank NA	12,241	—	12,241
5/13/14	United States Dollar 380,594	Paraguayan Guarani 1,718,000,000	Citibank NA	6,753	—	6,753
5/14/14	Euro 8,061,222	United States Dollar 10,959,232	UBS AG	—	(224,265)	(224,265)
5/14/14	United States Dollar 187,631	Euro 138,003	Standard Chartered Bank	3,823	—	3,823
5/14/14	United States Dollar 389,334	Euro 281,000	Standard Chartered Bank	503	—	503
5/14/14	United States Dollar 1,609,895	Euro 1,184,182	UBS AG	32,944	—	32,944

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/19/14	United States Dollar 380,456	Paraguayan Guarani 1,717,000,000	Citibank NA	$6,606	$—	$6,606
5/20/14	United States Dollar 634,168	Paraguayan Guarani 2,862,000,000	Citibank NA	10,994	—	10,994
5/21/14	United States Dollar 1,575,800	New Taiwan Dollar 47,543,470	Deutsche Bank	—	(520)	(520)
5/27/14	Russian Ruble 43,224,000	United States Dollar 1,186,658	Bank of America	—	(17,770)	(17,770)
5/27/14	United States Dollar 3,179,017	Mexican Peso 42,664,000	Nomura International PLC	76,261	—	76,261
5/27/14	United States Dollar 1,282,649	Russian Ruble 43,224,000	Bank of America	—	(78,222)	(78,222)
5/30/14	Euro 3,457,188	United States Dollar 4,731,196	Citibank NA	—	(64,852)	(64,852)
5/30/14	United States Dollar 349,014	British Pound Sterling 209,567	Goldman Sachs International	4,741	—	4,741
5/30/14	United States Dollar 1,445,350	Indian Rupee 91,052,000	Goldman Sachs International	59,429	—	59,429
5/30/14	United States Dollar 1,484,204	Indian Rupee 93,470,000	Standard Chartered Bank	60,536	—	60,536
6/3/14	United States Dollar 556,599	Indonesian Rupiah 6,589,578,000	Standard Chartered Bank	12,508	—	12,508
6/3/14	United States Dollar 588,960	Philippine Peso 26,323,000	Bank of America	2,690	—	2,690
6/5/14	United States Dollar 6,317,511	Peruvian New Sol 17,967,000	Bank of America	53,766	—	53,766
6/10/14	United States Dollar 792,678	Kazakhstani Tenge 127,859,000	Deutsche Bank	—	(94,871)	(94,871)
6/12/14	Euro 1,266,709	United States Dollar 1,742,770	Citibank NA	—	(14,438)	(14,438)
6/12/14	Euro 449,322	United States Dollar 620,064	Deutsche Bank	—	(3,245)	(3,245)
6/13/14	Euro 1,761,538	Norwegian Krone 14,587,300	Deutsche Bank	6,538	—	6,538
6/13/14	Euro 1,187,817	Swedish Krona 10,512,775	Citibank NA	—	(32,083)	(32,083)
6/13/14	Swedish Krona 10,512,775	Euro 1,153,242	State Street Bank and Trust Co.	—	(15,880)	(15,880)
6/16/14	United States Dollar 4,132,774	South Korean Won 4,295,729,000	Bank of America	20,849	—	20,849
6/18/14	Euro 1,628,384	Polish Zloty 6,940,417	BNP Paribas	27,048	—	27,048
6/18/14	Euro 1,378,869	Polish Zloty 5,878,531	Standard Chartered Bank	23,426	—	23,426
6/18/14	Euro 2,098,596	Polish Zloty 8,780,000	Standard Chartered Bank	—	(19,332)	(19,332)
6/23/14	Euro 403,654	United States Dollar 562,026	Bank of America	2,084	—	2,084

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Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

6/23/14	Euro 113,122	United States Dollar 157,505	Goldman Sachs International	$584	$—	$584
6/30/14	British Pound Sterling 191,745	United States Dollar 318,439	Citibank NA	—	(5,155)	(5,155)
6/30/14	Euro 467,298	United States Dollar 642,168	HSBC Bank USA	—	(6,047)	(6,047)
6/30/14	New Turkish Lira 2,313,248	United States Dollar 1,023,924	HSBC Bank USA	—	(54,996)	(54,996)
6/30/14	New Turkish Lira 1,026,752	United States Dollar 454,617	Standard Chartered Bank	—	(24,270)	(24,270)
6/30/14	Sri Lankan Rupee 82,572,000	United States Dollar 622,903	Standard Chartered Bank	—	(4,357)	(4,357)
7/2/14	United States Dollar 867,471	Brazilian Real 1,966,469	BNP Paribas	—	(312)	(312)
7/2/14	United States Dollar 806,529	Brazilian Real 1,829,531	Citibank NA	243	—	243
7/16/14	United States Dollar 3,309,655	Colombian Peso 6,432,314,000	Bank of America	—	(10,926)	(10,926)
7/17/14	United States Dollar 1,151,016	Armenian Dram 504,260,000	VTB Capital PLC	51,580	—	51,580
7/17/14	United States Dollar 1,094,080	Armenian Dram 464,984,000	VTB Capital PLC	14,848	—	14,848
7/17/14	United States Dollar 746,263	Singapore Dollar 935,000	Bank of America	—	(460)	(460)
7/21/14	United States Dollar 3,565,619	Indonesian Rupiah 41,375,443,000	Bank of America	—	(19,851)	(19,851)
7/24/14	United States Dollar 2,409,147	Israeli Shekel 8,391,120	Citibank NA	14,176	—	14,176
7/24/14	United States Dollar 2,503,863	Israeli Shekel 8,721,580	Deutsche Bank	14,896	—	14,896
7/24/14	United States Dollar 4,240,286	Singapore Dollar 5,317,000	Goldman Sachs International	835	—	835
7/31/14	British Pound Sterling 619,510	United States Dollar 1,040,476	HSBC Bank USA	—	(4,774)	(4,774)
7/31/14	Euro 320,810	United States Dollar 444,261	Goldman Sachs International	—	(733)	(733)
7/31/14	United States Dollar 411,885	New Zealand Dollar 485,840	Australia and New Zealand Banking Group Limited	3,830	—	3,830
8/4/14	United States Dollar 1,413,837	Chilean Peso 799,383,290	Citibank NA	—	(10,831)	(10,831)
8/5/14	Euro 4,635,990	Romanian Leu 20,739,100	Bank of America	18,594	—	18,594
8/6/14	United States Dollar 359,061	Paraguayan Guarani 1,698,000,000	Citibank NA	22,327	—	22,327
8/13/14	United States Dollar 249,230	Paraguayan Guarani 1,133,000,000	Citibank NA	5,168	—	5,168
8/14/14	United States Dollar 2,449,955	Indonesian Rupiah 27,831,494,048	Barclays Bank PLC	—	(75,067)	(75,067)

34

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April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

8/20/14	Indonesian Rupiah 4,962,396,000	United States Dollar 426,359	Standard Chartered Bank	$3,372	$—	$3,372
8/27/14	United States Dollar 179,894	Argentine Peso 1,700,000	Bank of America	15,375	—	15,375
9/8/14	United States Dollar 196,097	Argentine Peso 1,859,000	Bank of America	14,967	—	14,967
9/9/14	Zambian Kwacha 541,000	United States Dollar 90,453	Standard Bank	8,313	—	8,313
9/9/14	Zambian Kwacha 250,000	United States Dollar 41,806	Standard Chartered Bank	3,848	—	3,848
9/15/14	United States Dollar 394,186	Azerbaijani Manat 320,000	VTB Capital PLC	7,622	—	7,622
9/23/14	Zambian Kwacha 1,227,000	United States Dollar 206,218	Barclays Bank PLC	20,812	—	20,812
9/23/14	Zambian Kwacha 1,077,000	United States Dollar 176,847	Barclays Bank PLC	14,106	—	14,106
10/9/14	United States Dollar 632,724	Azerbaijani Manat 512,000	VTB Capital PLC	8,398	—	8,398
10/9/14	United States Dollar 147,239	Azerbaijani Manat 120,000	VTB Capital PLC	3,024	—	3,024
10/9/14	United States Dollar 122,775	Azerbaijani Manat 100,000	VTB Capital PLC	2,444	—	2,444
12/9/14	Ghanaian Cedi 1,184,000	United States Dollar 431,330	Citibank NA	61,200	—	61,200
12/9/14	Ghanaian Cedi 1,175,000	United States Dollar 431,193	Standard Bank	63,876	—	63,876
12/9/14	Ghanaian Cedi 1,183,000	United States Dollar 431,358	Standard Bank	61,541	—	61,541
12/9/14	United States Dollar 395,550	Ghanaian Cedi 1,184,000	Citibank NA	—	(25,420)	(25,420)
12/9/14	United States Dollar 787,759	Ghanaian Cedi 2,358,000	Standard Bank	—	(50,625)	(50,625)
12/12/14	Ghanaian Cedi 1,196,000	United States Dollar 431,146	Standard Bank	57,853	—	57,853
12/12/14	United States Dollar 398,999	Ghanaian Cedi 1,196,000	Standard Bank	—	(25,706)	(25,706)
12/19/14	Ghanaian Cedi 1,203,000	United States Dollar 431,183	Standard Bank	57,078	—	57,078
12/19/14	United States Dollar 400,000	Ghanaian Cedi 1,203,000	Standard Bank	—	(25,895)	(25,895)
1/12/15	United States Dollar 117,024	Ugandan Shilling 320,060,000	Citibank NA	2,289	—	2,289
1/12/15	United States Dollar 683,978	Ugandan Shilling 1,867,261,000	Standard Chartered Bank	12,104	—	12,104
2/5/15	United States Dollar 1,563,096	Kazakhstani Tenge 259,474,000	Deutsche Bank	—	(223,219)	(223,219)
2/6/15	United States Dollar 483,871	Uruguayan Peso 12,000,000	Citibank NA	—	(11,968)	(11,968)

35

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Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/13/15	United States Dollar 513,078	Uruguayan Peso 12,750,000	Citibank NA	$—	$(12,911)	$(12,911)
2/23/15	United States Dollar 258,621	Argentine Peso 3,000,000	Citibank NA	31,185	—	31,185
2/24/15	United States Dollar 172,414	Argentine Peso 2,000,000	Citibank NA	20,607	—	20,607
2/25/15	United States Dollar 432,900	Argentine Peso 5,000,000	Citibank NA	49,193	—	49,193
3/12/15	Russian Ruble 30,380,000	United States Dollar 777,181	Bank of America	—	(10,575)	(10,575)
3/12/15	United States Dollar 772,144	Russian Ruble 30,380,000	Credit Suisse International	15,612	—	15,612
3/13/15	Euro 256,884	Serbian Dinar 32,560,000	Citibank NA	10,382	—	10,382
4/30/15	United States Dollar 710,900	Uruguayan Peso 18,000,000	Citibank NA	—	(23,099)	(23,099)

				$1,415,358	$(1,310,447)	$104,911

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF	139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$34,163
Bank of America	PLN	838	Pays	6-month PLN WIBOR	4.34	7/30/17	16,436
Bank of America	PLN	838	Receives	6-month PLN WIBOR	3.35	7/30/17	(6,162)
Bank of America	PLN	2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	20,310
Bank of America	PLN	2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(13,241)
Bank of America	PLN	2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(11,756)
Barclays Bank PLC	PLN	2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	22,081
Barclays Bank PLC	PLN	4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	38,149
Barclays Bank PLC	PLN	4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(20,156)
BNP Paribas	PLN	2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	39,545
BNP Paribas	PLN	2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(22,300)
BNP Paribas	PLN	400	Pays	6-month PLN WIBOR	3.85	11/13/17	3,277
BNP Paribas	PLN	400	Receives	6-month PLN WIBOR	3.38	11/13/17	(976)
Citibank NA	PLN	2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	16,379
Citibank NA	PLN	2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(10,683)
Credit Suisse International	HUF	80,000	Pays	6-month HUF BUBOR	5.12	1/16/17	19,268
Credit Suisse International	HUF	80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(45,145)
Deutsche Bank	PLN	550	Pays	6-month PLN WIBOR	3.79	11/16/17	4,051
Deutsche Bank	PLN	550	Receives	6-month PLN WIBOR	3.60	11/16/17	(2,796)
JPMorgan Chase Bank	HUF	173,000	Pays	6-month HUF BUBOR	6.93	12/19/16	82,283
JPMorgan Chase Bank	HUF	173,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(89,661)
JPMorgan Chase Bank	HUF	103,000	Pays	6-month HUF BUBOR	6.94	12/20/16	49,405

36

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank	HUF	103,000	Receives	6-month HUF BUBOR	7.34%	12/20/16	$(54,759)
JPMorgan Chase Bank	HUF	139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(74,262)
JPMorgan Chase Bank	HUF	80,000	Pays	6-month HUF BUBOR	6.99	12/22/16	38,917
JPMorgan Chase Bank	HUF	80,000	Receives	6-month HUF BUBOR	7.30	12/22/16	(42,118)
JPMorgan Chase Bank	HUF	78,000	Pays	6-month HUF BUBOR	5.10	12/27/16	18,872
JPMorgan Chase Bank	HUF	78,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(41,691)
JPMorgan Chase Bank	HUF	82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	19,321
JPMorgan Chase Bank	HUF	82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(47,414)

							$(60,663)

HUF	–	Hungarian Forint
PLN	–	Polish Zloty

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

China	Bank of America	$500	1.00	%(1)	3/20/17	$(8,747)	$(8,621)	$(17,368)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(15,097)	(13,542)	(28,639)
China	Deutsche Bank	316	1.00	(1)	3/20/17	(5,528)	(4,712)	(10,240)
China	Deutsche Bank	369	1.00	(1)	3/20/17	(6,455)	(5,503)	(11,958)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	51,088	(42,655)	8,433
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	88,082	(72,663)	15,419
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	43,623	(18,620)	25,003
Egypt	Citibank NA	300	1.00	(1)	6/20/20	44,353	(20,420)	23,933
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	51,745	(23,936)	27,809
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	44,353	(18,156)	26,197
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	44,353	(20,544)	23,809
Guatemala	Citibank NA	1,286	1.00	(1)	9/20/20	107,806	(63,113)	44,693
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	710	(4,914)	(4,204)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	371	(1,273)	(902)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	370	(1,455)	(1,085)
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	1,112	(3,750)	(2,638)
Lebanon	Citibank NA	1,200	3.30		9/20/14	(13,558)	—	(13,558)
Lebanon	Citibank NA	350	1.00	(1)	12/20/14	497	(3,371)	(2,874)
Lebanon	Citibank NA	500	1.00	(1)	12/20/14	710	(4,914)	(4,204)
Lebanon	Citibank NA	1,000	1.00	(1)	12/20/14	1,420	(9,976)	(8,556)
Lebanon	Citibank NA	300	1.00	(1)	3/20/15	1,112	(3,341)	(2,229)
Lebanon	Credit Suisse International	200	1.00	(1)	3/20/15	741	(2,513)	(1,772)
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	2,965	(9,994)	(7,029)
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	602	(1,502)	(900)

37

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Deutsche Bank	$200	1.00	%(1)	3/20/15	$741	$(2,320)	$(1,579)
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	603	(1,503)	(900)
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	92,102	(129,623)	(37,521)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(14,441)	—	(14,441)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(5,583)	(3,370)	(8,953)
Philippines	Citibank NA	800	1.84		12/20/14	(10,441)	—	(10,441)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(5,592)	(3,375)	(8,967)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	26,331	—	26,331
Thailand	Citibank NA	1,600	0.86		12/20/14	(8,196)	—	(8,196)
Thailand	Citibank NA	900	0.95		9/20/19	13,408	—	13,408
Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	(4,159)	—	(4,159)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	23,068	(21,809)	1,259
Tunisia	Citibank NA	360	1.00	(1)	9/20/17	23,727	(23,507)	220
Tunisia	Deutsche Bank	500	1.00	(1)	6/20/17	29,777	(24,850)	4,927
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	19,772	(16,500)	3,272
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	28,837	(29,797)	(960)

						$646,582	$(616,142)	$30,440

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Fund Receives	Fund Pays	Termination Date	Net Unrealized Appreciation

Citibank NA	Total return on GTQ 17,500,000 Banco de Guatemala, 0%, due 6/3/14	3-month USD-LIBOR-BBA + 50 bp on $2,141,980 (Notional Amount) plus Notional Amount at termination date	6/5/14	$113,648
Citibank NA	Total return on GTQ 2,400,000 Banco de Guatemala, 0%, due 6/3/14	3-month USD-LIBOR-BBA + 50 bp on $298,900 (Notional Amount) plus Notional Amount at termination date	6/9/14	10,192

				$123,840

GTQ	–	Guatemalan Quetzal

38

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

Written options activity for the six months ended April 30, 2014 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)		Premiums Received

Outstanding, beginning of period	INR 225,360	COP —	GBP	10,151	$146,704
Options written	—	1,558,590		—	80
Options expired	—	(1,558,590)		(10,151)	(84,531)

Outstanding, end of period	INR 225,360	COP —	GBP	—	$62,253

COP	–	Colombian Peso
GBP	–	British Pound Sterling
INR	–	Indian Rupee

At April 30, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk:  During the six months ended April 30, 2014, the Fund invested in commodities-linked derivative investments, including commodity futures contracts, that provided exposure to the investment returns of certain commodities. Commodities-linked derivative investments were used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts, options on currencies and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into swap contracts, over-the-counter written options and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $1,892,779. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $616,036 at April 30, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any,

39

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2014. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Receivable for open forward foreign currency exchange contracts	$—	$1,415,358	$—	$1,415,358
Receivable for open swap contracts; Premium paid on open swap contracts	744,379	123,840	422,457	1,290,676

Total Asset Derivatives subject to master netting or similar agreements	$744,379	$1,539,198	$422,457	$2,706,034

	Credit	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$(1,415)	$—	$(1,415)
Payable for open forward foreign currency exchange contracts	—	(1,310,447)	—	(1,310,447)
Payable for open swap contracts; Premium paid on open swap contracts	(97,797)	—	(483,120)	(580,917)

Total Liability Derivatives subject to master netting or similar agreements	$(97,797)	$(1,311,862)	$(483,120)	$(1,892,779)

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a

40

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of April 30, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$3,830	$—	$—	$—	$3,830
Bank of America	243,608	(229,726)	—	—	13,882
Barclays Bank PLC	147,110	(130,344)	—	—	16,766
BNP Paribas	143,434	(23,687)	—	—	119,747
Citibank NA	788,347	(244,278)	(257,903)	—	286,166
Credit Suisse International	39,188	(39,188)	—	—	—
Deutsche Bank	239,839	(239,839)	—	—	—
Goldman Sachs International	85,361	(1,458)	—	—	83,903
HSBC Bank USA	92,102	(65,817)	(26,285)	—	—
JPMorgan Chase Bank	208,798	(208,798)	—	—	—
Nomura International PLC	105,098	—	—	—	105,098
Standard Bank	248,661	(102,226)	—	—	146,435
Standard Chartered Bank	239,798	(90,622)	—	(149,176)	—
UBS AG	32,944	(32,944)	—	—	—
VTB Capital PLC	87,916	—	—	—	87,916

	$2,706,034	$(1,408,927)	$(284,188)	$(149,176)	$863,743

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America	$(229,726)	$229,726	$—	$—	$—
Barclays Bank PLC	(130,344)	130,344	—	—	—
BNP Paribas	(23,687)	23,687	—	—	—
Citibank NA	(244,278)	244,278	—	—	—
Credit Suisse International	(45,145)	39,188	—	—	(5,957)
Deutsche Bank	(337,274)	239,839	97,435	—	—
Goldman Sachs International	(1,458)	1,458	—	—	—
HSBC Bank USA	(65,817)	65,817	—	—	—
JPMorgan Chase Bank	(360,346)	208,798	151,548	—	—
Morgan Stanley & Co. International PLC	(21,711)	—	—	—	(21,711)
Standard Bank	(102,226)	102,226	—	—	—
Standard Chartered Bank	(90,622)	90,622	—	—	—
State Street Bank and Trust Co.	(15,880)	—	—	—	(15,880)
UBS AG	(224,265)	32,944	—	—	(191,321)

	$(1,892,779)	$1,408,927	$248,983	$—	$(234,869)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

41

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(285,362)	$—
Futures contracts	(196,603)	—	—	(19,035)
Written options	—	—	84,532	—
Swap contracts	—	(264,452)	(1,296)	(54,643)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(717,016)	—

Total	$(196,603)	$(264,452)	$(919,142)	$(73,678)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$281,529	$—
Futures contracts	(3,454)	—	—	16,355
Written options	—	—	(36,007)	—
Swap contracts	—	(254,234)	107,702	62,118
Foreign currency and forward foreign currency exchange contracts	—	—	239,789	—

Total	$(3,454)	$(254,234)	$593,013	$78,473

The average notional amounts of derivative instruments outstanding during the six months ended April 30, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts – Long	Futures Contracts – Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$1,010,000	$107,000	$132,194,000	$47,788,000

The average principal amount of purchased currency options contracts outstanding during the six months ended April 30, 2014, which is indicative of the volume of this derivative type, was approximately $15,251,000.

8  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2014, the Fund had borrowings outstanding under the Agreement of $83,000,000 at an interest rate of 0.92%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at April 30, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2014. For the six months ended April 30, 2014, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $92,353,591 and 0.94%, respectively.

9  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

42

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Notes to Consolidated Financial Statements (Unaudited) — continued

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$152,374,967	$206,975	$152,581,942
Collateralized Mortgage Obligations	—	56,239,483	—	56,239,483
Commercial Mortgage-Backed Securities	—	14,696,686	—	14,696,686
Mortgage Pass-Throughs	—	84,440,479	—	84,440,479
Asset-Backed Securities	—	4,367,649	—	4,367,649
Corporate Bonds & Notes	—	2,307,646	—	2,307,646
Foreign Government Bonds	—	30,295,918	—	30,295,918
U.S. Treasury Obligations	—	9,501,560	—	9,501,560
Common Stocks	—	83,888	2,343,370	2,427,258
Short-Term Investments —
Foreign Government Securities	—	28,948,600	—	28,948,600
U.S. Treasury Obligations	—	3,749,873	—	3,749,873
Other	—	7,590,604	—	7,590,604

Total Investments	$—	$394,597,353	$2,550,345	$397,147,698

Forward Foreign Currency Exchange Contracts	$—	$1,415,358	$—	$1,415,358
Swap Contracts	—	1,290,676	—	1,290,676

Total	$—	$397,303,387	$2,550,345	$399,853,732

Liability Description

Currency Put Options Written	$—	$(1,415)	$—	$(1,415)
Forward Foreign Currency Exchange Contracts	—	(1,310,447)	—	(1,310,447)
Swap Contracts	—	(580,917)	—	(580,917)

Total	$—	$(1,892,779)	$—	$(1,892,779)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2014 is not presented.

At April 30, 2014, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

43

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 20, 2014. The following action was taken by the shareholders:

Item 1:  The election of Valerie A. Mosley, Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Fund, each for a three-year term expiring in 2017.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Valerie A. Mosley	15,366,727	1,126,582
Helen Frame Peters	15,372,991	1,120,318
Ralph F. Verni	15,375,604	1,117,705

44

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•	An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

45

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Short Duration Diversified Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

46

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that the Fund has established a wholly-owned subsidiary to accommodate the Fund’s investing in commodity-related investments. The subsidiary is managed by the Adviser pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Fund, and the Fund will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

47

Eaton Vance

Short Duration Diversified Income Fund

April 30, 2014

Officers and Trustees

Officers of Eaton Vance Short Duration Diversified Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Diversified Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Allen R. Freedman

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2014, Fund records indicate that there are 10 registered shareholders and approximately 11,904 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7741 4.30.14

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs*
November 2013	—	—	—	1,888,660

December 2013	56,000	$15.18	56,000	1,832,660

January 2014	—	—	—	1,832,660

February 2014	—	—	—	1,832,660

March 2014	—	—	—	1,832,660

April 2014	—	—	—	1,832,660

Total	56,000	$15.18	56,000

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 6, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 6, 2014